UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – FEBRUARY 27, 2014

CIG WIRELESS CORP.

(Exact name of Registrant as specified in its charter)

NEVADA	000-53677	68-0672900
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

Five Concourse Parkway, Suite 3100

Atlanta, GA 30328

(Address of principal executive offices)

       (678) 332-5000

(Registrant's telephone number, including area code)

             N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2014, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of CIG Wireless Corp. (the “Company”) adopted a 2014 Equity Incentive Plan (the “2014 Plan”). On February 14, 2014, the 2014 Plan was amended to provide for awards of up to an aggregate of 20,000,000 shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”). The 2014 Plan is intended to further the growth and profitability of the Company by increasing incentives and encouraging share ownership on the part of the employees, members of the Board, and independent contractors of the Company and its subsidiaries. The 2014 Plan (as amended) provides for the grant of non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, and other stock awards.

On February 25, 2014, the Company filed a Registration Statement on Form S-8, pursuant to which the Company has registered the 20,000,000 shares of Common Stock covered by the 2014 Plan with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended.

The 2014 Plan shall be administered by the Compensation Committee. The Compensation Committee may grant awards that become earned if the participant achieves performance goals during and in respect of the designated performance period. Such performance goals and performance period shall be established by the Compensation Committee, in its sole discretion. The Compensation Committee shall have the authority to adjust such performance goals and/or the performance period in such manner as the Compensation Committee, in its sole discretion, deems appropriate.

On January 29, 2014, the Compensation Committee approved the award of 7,080,255 shares of restricted stock under the 2014 Plan to certain officers, directors and employees of the Company (the “Awards,” and each, an “Award”), subject to vesting, forfeiture and voting restrictions (such shares, while such restrictions are in effect, the “Restricted Stock”). In connection with the Awards, on February 27, 2014, the Company and the recipients of the Restricted Stock (the “Participants,” and each, a “Participant”) executed agreements reflecting the terms of such Awards (the “Award Agreements,” and each, an “Award Agreement”). As a condition to the Participants’ receipt of shares of Restricted Stock, the Participants are required to comply with standard confidentiality and non-solicitation covenants set forth in the Award Agreements.

The Participants may not sell or transfer any shares of the Restricted Stock while the Restricted Stock remains unvested. If, while any shares of the Restricted Stock remain unvested, any merger, consolidation, reorganization or similar change in the shares of Common Stock occurs, then any new securities to which the Participant is entitled by reason of his or her ownership of Restricted Stock will also be treated as Restricted Stock. The description of the 2014 Plan and the Award Agreements contained herein are summaries of the material terms of the 2014 Plan and the Award Agreements and do not purport to be complete and are qualified in their entirety by reference to the 2014 Plan and the Award Agreements, which are incorporated herein by reference to Exhibits 10.56 through 10.61.

Of the shares of Restricted Stock issued by the Company under the 2014 Plan, (i) 5,561,866 shares of Restricted Stock were issued to Paul McGinn, the Chief Executive Officer of the Company and a member of the Board; (ii) 556,187 shares of Restricted Stock were granted to Romain Gay-Crosier, the Chief Finance Officer of the Company; (iii) 166,856 shares of Restricted Stock were granted to each of Gabriel Margent and Grant Barber, members of the Board; and (iv) and 628,493 shares of Restricted Stock were granted to other employees of the Company. In each case other than Mr. McGinn and one other employee, Awards were made substantially in the form of Exhibit 10.57 hereto.

The Award made to Mr. McGinn was made pursuant to the terms of his Award Agreement, attached as Exhibit 10.58 hereto. Mr. McGinn’s Award Agreement differs from that of the other Participants, in that if he voluntarily terminates his employment with the Company and its affiliates without Good Reason (as defined in his Award Agreement) at a time when circumstances constituting Cause (as defined in his Award Agreement) do not exist on or before December 31, 2014, one hundred percent (100%) of the Sign-On Shares (as defined in his Award Agreement) shall be immediately forfeited without compensation, and (ii) if Mr. McGinn voluntarily terminates his employment with the Company and its affiliates without Good Reason at a time when circumstances constituting Cause do not exist after December 31, 2014 and on or before December 31, 2015, fifty percent (50%) of the Sign-On Shares shall be immediately forfeited without compensation.

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In order for any shares of Restricted Stock to vest under any of the Award Agreements, (1) Participants must satisfy the applicable Continuing Service Conditions (as defined below), and (2) a Realization Event (as defined below) or a Partial Realization Event (as defined below) must occur on or prior to December 31, 2020 (the “MIP Expiration Date”). If a Realization Event does not occur by the MIP Expiration Date, all shares of Restricted Stock are automatically and immediately forfeited on the MIP Expiration Date. A “Realization Event” means the consummation, simultaneous with or after the redemption or sale of all the Company’s Series A-1 Nonconvertible Preferred Stock (the “Series A-1 Preferred Stock”) held by Fir Tree Capital Opportunity (LN) Master Fund, LP and Fir Tree REF III Tower LLC (the “Fir Tree Investors”), but in all events on or prior to the MIP Expiration Date, of one or more of the following events pursuant to which the consideration received by the Fir Tree Investors (other than consideration received for Series A-1 Preferred Stock) is comprised of at least fifty percent (50%) cash: (i) a sale, in one or more transactions, of more than fifty percent (50%) of the aggregate voting power of the equity securities of the Company to one or more third-parties that are not affiliates of the Fir Tree Investors; or (ii) a sale or other disposition, in one or more transactions, of all or substantially all of the assets of the Company to one or more third-parties that are not affiliates of the Fir Tree Investors. A “Partial Realization Event” means the consummation, simultaneous with or after the redemption or sale of all Series A-1 Preferred Stock held by the Fir Tree Investors, but in all events on or prior to the MIP Expiration Date, of a sale of any shares of Common Stock beneficially owned by the Fir Tree Investors (assuming full conversion of all the Company’s Series A-2 Convertible Preferred Stock (the “Series A-2 Preferred Stock”) immediately prior thereto) to a third-party that is not an affiliate of the Fir Tree Investors pursuant to which the consideration received by the Fir Tree Investors (other than consideration received for Series A-1 Preferred Stock) is comprised of at least fifty percent (50%) cash.

If a Participant is employed by the Company or its affiliates on the date of a Realization Event and receives a Comparable Offer (as defined in each Award Agreement) of employment from the Company or its affiliates or the acquiring company (or its affiliates), then (1) seventy-five percent (75%) the shares of Restricted Stock shall immediately vest, and cease to be subject to forfeiture and transfer restrictions (and, in the case of any cash proceeds, shall be immediately paid to the Participant), upon the occurrence of the Realization Event and (2) twenty-five percent (25%) of the shares of Restricted Stock (the “Holdback Amount”) shall vest, and cease to be subject to forfeiture and transfer restrictions (and, in the case of any cash proceeds, shall be paid to the Participant), on the first anniversary of the Realization Event. The Participant shall forfeit the Holdback Amount unless the Participant accepts the Comparable Offer of employment and remains employed by the Company or the acquiring company (or an affiliate of the Company or the acquiring company) until the first anniversary of the Realization Event.

If the Participant accepts a Comparable Offer of employment, and during the one year period after the Realization Event his or her employment is terminated by the Company or the acquiring company (or an affiliate of the Company or the acquiring company) without Cause, by the Participant for Good Reason or due to death or disability, the Holdback Amount shall immediately become fully vested, and cease to be subject to forfeiture and transfer restrictions (and, in the case of any cash proceeds, shall be paid to the Participant).

If the Participant (1) does not receive a Comparable Offer of employment from the Company or its affiliates or the acquiring company (or its affiliates), or (2) is not employed by the Company or its affiliates at the time of the Realization Event, but (in either case) continues to hold shares of Restricted Stock for which the Continuing Service Conditions have been satisfied prior to the occurrence of the Realization Event, one hundred percent (100%) of such then outstanding shares of Restricted Stock held by the Participant (or any consideration payable with respect to such shares of Restricted Stock pursuant to the Realization Event) shall immediately vest, and cease to be subject to forfeiture and transfer restrictions (and, in the case of any cash proceeds, shall be immediately paid to the Participant), upon the Realization Event.

If a Partial Realization Event occurs prior to the MIP Expiration Date and the Participant remains employed by the Company or its affiliates through the consummation date of such Partial Realization Event, the Pro-Rata Number (as defined below) of the Participant’s shares of Restricted Stock (determined pro-rata among shares of Restricted Stock for which the Continuing Service Conditions (as defined below) lapse on different dates) shall immediately vest, and cease to be subject to forfeiture and transfer restrictions (the “Accelerated Shares”). The “Pro–Rata Number” means the product of (i) the number of shares of Restricted Stock owned by the Participant immediately prior to the Partial Realization Event, and (ii) a fraction, of which: (1) the numerator is the number of shares of Common Stock sold or, in the case of the sale of Series A-2 Preferred Stock, deemed to be sold by the Fir Tree Investors in the Partial Realization Event (assuming full conversion of all Series A-2 Preferred Stock immediately prior thereto) and (2) the denominator of which is the aggregate number of shares of Common Stock beneficially owned by the Fir Tree Investors immediately prior to the Partial Realization Event (assuming the full conversion of all Series A-2 Preferred Stock immediately prior thereto).

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The Participant will satisfy the continuing service conditions (the “Continuing Service Conditions”) with respect to twenty percent (20%) of the shares of Restricted Stock on the first six-month anniversary of the date of grant of the Award (the “Grant Date”), and each of the four (4) annual anniversaries of the Grant Date thereafter, provided that the Participant remains in continuous employment with the Company or its affiliates through each applicable anniversary date. If a Realization Event occurs and the Participant remains in continuous employment with the Company or its affiliates through the date of consummation of such Realization Event, the Continuing Service Conditions shall immediately be satisfied with respect to all of the Participant’s then outstanding shares of Restricted Stock.

Each Participant has been granted anti-dilution rights with respect to its Restricted Stock as set forth in such Participant’s Award Agreement, which provide for the issuance of additional shares of Restricted Stock out of the 20,000,000 shares of Common Stock covered by the 2014 Plan to the Participant in the event of certain issuances of additional shares of Series A-2 Preferred Stock by the Company prior to a Realization Event. All additional shares of Restricted Stock which are issued to any Participant pursuant to such anti-dilution rights are not subject to the limitations under the Plan on the maximum number of shares of Common Stock which may be awarded to any Participant during any calendar year.

Any shares of Common Stock that remain available for issuance immediately prior to a Realization Event (“Unallocated Shares”) shall be issued to the then remaining Participants in the management incentive plan established under the 2014 Plan who are then-employed by the Company on a pro-rata basis, based on the number of issued and outstanding shares of restricted stock under the MIP held by such participants at or immediately prior to the Realization Event. Twenty-five (25%) of any Unallocated Shares shall be treated as Holdback Shares for each Participant offered employment or continuation of employment by the Company (or its affiliates) or the acquiring company (or its affiliates). The remaining seventy-five percent (75%) of any Unallocated Shares issued to such Participants will be fully vested on the later of the date of issuance or the consummation of Realization Event.

In connection with any Realization Event or Partial Realization Event, to the extent requested by the Fir Tree Investors, the Participants have agreed to vote all of their capital stock of the Company, in favor of the Realization Event or Partial Realization Event. If a sale, transfer, disposition, cancellation, conversion or exchange of capital stock of the Company is part of such Realization Event, the Participants have agreed to sell, transfer, dispose of, cancel, convert or exchange, as applicable, all of their capital stock of the Company. In the case of a Partial Realization Event, if a sale, transfer, disposition, cancellation, conversion or exchange of capital stock of the Company is part of such Partial Realization Event, the Participants will sell, transfer, dispose of, cancel, convert or exchange, as applicable, all of the Accelerated Shares. Pursuant to the Award Agreements, the Participants have appointed Fir Tree Inc. to act as their proxy and attorney-in-fact to vote all of their respective shares of Restricted Stock, which proxy will expire with respect to each share of Restricted Stock at 11:59 P.M. (New York time) on the date on which all restrictions imposed on such share of Restricted Stock under the governing Award Agreement lapse.

Item 9.01          Financial Statements and Exhibits.

(d)                       Exhibit List

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Exhibit	Description

Exhibit 10.56	CIG Wireless Corp. 2014 Equity Incentive Plan, incorporated by reference to Exhibit 10.56 to the Company’s Registration Statement on Form S-8, as filed with the U.S. Securities and Exchange Commission on February 25, 2014.

Exhibit 10.57	Form of Restricted Stock Award.

Exhibit 10.58	Restricted Stock Award to Paul McGinn, dated as of February 27, 2014.*

Exhibit 10.59	Restricted Stock Award to Romain Gay-Crosier, dated as of February 27, 2014.*

Exhibit 10.60	Restricted Stock Award to Gabriel Margent, dated as of February 27, 2014.*

Exhibit 10.61	Restricted Stock Award to Grant Barber, dated as of February 27, 2014.*

*	Portions of those exhibits marked with an asterisk have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

# # #

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIG WIRELESS CORP.

By:	/s/ Paul McGinn
Name: Paul McGinn
Title: President and Chief Executive Officer

Date: March 4, 2014

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